UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2009

TEXADA VENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51563	98-0374224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11616 East Montgomery Drive, No. 54, Spokane Valley, Washington 99206
 (Address of principal executive offices)                                                       (Zip Code)

Registrant’s telephone number, including area code: (509) 301-6635

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On March 9, 2009, the registrant entered into an Amended and Restated Term Sheet which superseded the term sheet dated September 16, 2008, as amended November 12, 2008, with Royalty Exploration, LLC and its wholly-owned subsidiary, Royalty Exploration Acquisition Co., LLC (collectively, “REX”).  The Amended and Restated Term Sheet is for substantively the same transaction as the superseded term sheet, as amended, except that provision has been made for funding less than $40 million for the REX business combination.  The Amended and Restated Term Sheet is nonbinding except for certain customary provisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXADA VENTURES INC.
March 11, 2009	By: /s/ Ted Sharp Ted Sharp Chief Financial Officer